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                                   EXHIBIT 21

                           SUBSIDIARIES OF REGISTRANT

NAME                                     JURISDICTION OF INCORPORATION OR ORGANIZATION
----                                     ---------------------------------------------
Franklin Bank, National Association      United States
Franklin Safe Deposit Corporation        Michigan
Franklin Mortgage Services LLC           Michigan


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